                                                                    EXHIBIT 99.9

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED        CASE NUMBER:  01-10966 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ EDDIE J. PUSTIZZI
--------------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED        CASE NUMBER:  01-10966 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1                   Summary of Bank and Investment Accounts

Attachment 2                   Schedule of Receipts and Disbursements

Attachment 3                   Bank and Investment Account Statements

Attachment 4                   Income Statement

Attachment 5                   Balance Sheet

Attachment 6                   Summary of Due To/Due From Intercompany Accounts

Attachment 7                   Accounts Receivable Aging

Attachment 8                   Accounts Payable Detail

Attachment 9                   Notes to December Monthly Operating Report

                                                       Summary Of Bank And Investment Accounts                         Attachment 1
                                                        Cruise America Travel, Incorporated
                                                               Case No: 01-10966 (JWV)                                    UNAUDITED
Summary                                                      For Month Of December, 2002
Cruise America Travel, Incorporated

                                        Balances
                           ---------------------------------         Receipts &           Bank
                              Opening            Closing             Disbursements        Statements       Account
Account                    As Of 12/01/02     As Of 12/31/02         Included             Included         Reconciled
-------                    --------------     --------------         -------------        ----------       ----------
No Bank Or Investment           NA                  NA                   NA                  NA               NA
Accounts

                                                                Receipts & Disbursements                               Attachment 2
                                                           Cruise America Travel, Incorporated
Summary                                                         Case No: 01-10966 (JWV)
Cruise America Travel, Incorporated                            For Month Of December, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                                    Concentration & Investment Account Statements                      Attachment 3
                                                         Cruise America Travel, Incorporated
Summary                                                       Case No: 01-10966 (JWV)
Cruise America Travel, Incorporated                          For Month Of December, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 16-JAN-03 16:50:20
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: DEC-02

currency USD
Company=29 (CAT - DQSC)

                                                          PTD-Actual
                                                           31-Dec-02
                                                       --------------
Revenue
Gross Revenue                                                    0.00
Allowances                                                       0.00
                                                       --------------
Net Revenue                                                      0.00

Operating Expenses
Air                                                              0.00
Hotel                                                            0.00
Commissions                                                      0.00
Onboard Expenses                                                 0.00
Passenger Expenses                                               0.00
Vessel Expenses                                                  0.00
Layup/Drydock Expense                                            0.00
Vessel Insurance                                                 0.00
                                                       --------------
Total Operating Expenses                                         0.00

                                                       --------------
Gross Profit                                                     0.00

SG&A Expenses
Sales & Marketing                                                0.00
Start-Up Costs                                                   0.00
                                                       --------------
Total SG&A Expenses                                              0.00

                                                       --------------
EBITDA                                                           0.00

Depreciation                                                     0.00

                                                       --------------
Operating Income                                                 0.00

Other Expense/(Income)
Interest Income                                                  0.00
Equity in Earnings for Sub                                       0.00
Reorganization expenses                                          0.00
                                                       --------------
Total Other Expense/(Income)                                     0.00

                                                       --------------
Net Pretax Income/(Loss)                                         0.00

Income Tax Expense                                       1,591,053.16)

                                                       --------------
Net Income/(Loss)                                        1,591,053.16
                                                       ==============

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:07
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: DEC-02

currency USD
Company=29 (CAT - DQSC)

                                                     YTD-Actual                     YTD-Actual
                                                     31-Dec-02                       22-Oct-01
                                                 --------------                   ------------
ASSETS

Cash and Equivalent                                        0.00                           0.00

Restricted Cash                                            0.00                           0.00

Accounts Receivable                                        0.00                      19,582.06

Inventories                                                0.00                           0.00

Prepaid Expenses                                           0.00                     565,863.67

Other Current Assets                                       0.00                           0.00

                                                 ---------------                ---------------
Total Current Assets                                       0.00                     585,445.73


Fixed Assets                                               0.00                           0.00

Accumulated Depreciation                                   0.00                           0.00

                                                 ---------------                ---------------
Net Fixed Assets                                           0.00                           0.00


Net Goodwill                                               0.00                           0.00

Intercompany Due To/From                           5,172,702.34                   4,474,118.72

Net Deferred Financing Fees                                0.00                           0.00

Net Investment in Subsidiaries                             0.00                           0.00

                                                 ---------------                ---------------
Total Other Assets                                 5,172,702.34                   4,474,118.72

                                                 ---------------                ---------------
Total Assets                                       5,172,702.34                   5,059,564.45
                                                 ===============                ===============

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:07
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: DEC-02

currency USD
Company=29 (CAT - DQSC)

                                                         YTD-Actual                   YTD-Actual
                                                         31-Dec-02                    22-Oct-01
                                                      --------------                 ------------
LIABILITIES

Accounts Payable                                                0.00                         0.00

Accrued Liabilities                                             0.00                         0.00

Deposits                                                        0.00                         0.00

                                                      ---------------              ---------------
Total Current Liabilities                                       0.00                         0.00


Long Term Debt                                                  0.00                         0.00

Other Long Term Liabilities                                     0.00                 1,591,053.16

                                                      ---------------              ---------------
Total Liabilities                                               0.00                 1,591,053.16


Liabilities Subject to Compromise                               0.00                     5,731.15


OWNER'S EQUITY

Common Stock                                                    0.00                         0.00

Add'l Paid In Capital                                      50,000.00                    50,000.00

Current Net Income (Loss)                               1,581,661.84                   591,526.60

Retained Earnings                                       3,541,040.50                 2,821,253.54

                                                      ---------------              ---------------
Total Owner's Equity                                    5,172,702.34                 3,462,780.14

                                                      ---------------              ---------------
Total Liabilities & Equity                              5,172,702.34                 5,059,564.45
                                                      ===============              ===============

Crusie America Travel, Incorporated                                 ATTACHMENT 6                                     01-10966 (JWW)
                                                      Summary List of Due to/Due From Accounts
                                                       For the Month Ended December 31, 2002

                                             CASE              BEGINNING                                                 ENDING
AFFILIATE NAME                              NUMBER              BALANCE             DEBITS            CREDITS           BALANCE
American Classic Voyages Co.               01-10954            (103,377.71)               --              --          (103,377.71)
AMCV Cruise Operations, Inc.               01-10967          (4,057,165.15)               --              --        (4,057,165.15)
The Delta Queen Steamboat Co.              01-10970            (256,503.82)       256,291.69              --              (212.13)
Great AQ Steamboat, L.L.C.                 01-10960           3,165,198.27                --              --         3,165,198.27
Great Pacific NW Cruise Line, L.L.C.       01-10977             674,733.24                --              --           674,733.24
Great River Cruise Line, L.L.C.            01-10963           1,419,142.24                --              --         1,419,142.24
Great Ocean Cruise Line, L.L.C.            01-10959           2,953,907.27                --              --         2,953,907.27
Cape Cod Light, L.L.C.                     01-10962               2,706.08                --              --             2,706.08
Cape May Light, L.L.C.                     01-10961           1,054,561.24                --              --         1,054,561.24
Oceanic Ship Co.                           N/A                    6,631.08                --              --             6,631.08
Ocean Development Co.                      01-10972              15,996.19                --              --            15,996.19
American Hawaii Properties Corporation     01-10976               1,126.92                --              --             1,126.92
Great Independence Ship Co.                01-10969              16,321.27                --              --            16,321.27
CAT II, Inc.                               01-10968              23,133.53                --              --            23,133.53
                                                          ------------------------------------------------------------------------
                                                              4,916,410.65        256,291.69              --         5,172,702.34
                                                          ========================================================================

                       Cruise America Travel, Incorporated
                                 01-10966 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                       Cruise America Travel, Incorporated
                                 01-10966 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  CRUISE AMERICA TRAVEL, INCORPORATED       CASE NUMBER:  01-10966 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities had consisted of deferred tax assets and liabilities, net. Deferred tax assets and liabilities had been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor adjusted the recorded amounts to zero based upon the expected outcome of Chapter 11 proceedings.

2. The Debtor reclassed unused, pre-petition pre-paid airline tickets to offset related claims filed against AMCV Cruise Operations, an affiliated Debtor.